                                                                   EXHIBIT 10.11

                           LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of May 17, 1996, by and between Natural Microsystems Corporation ("Borrower") whose address is 8 Erie Drive, Natick, MA 01760, and Silicon Valley Bank, a California-chartered bank ("Lender"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated February 18, 1992, in the original principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) (the "Note"). The Note has been modified pursuant to Change in Terms Agreements dated November 23, 1992 and April 5, 1993, and those certain Loan Modification Agreements dated August 4, 1993, April 5, 1994, May 31, 1994, pursuant to which, among other things, the principal amount of the Note was increased to Two Million and 00/100 Dollars ($2,000,000.000) April 3, 1995 and June 2, 1995. The
Note, together with other promissory notes from Borrower to Lender, is governed by the terms of a Letter Agreement dated April 5, 1993, as amended from time to time, between Borrower and Lender (the "Letter Agreement"). The Letter Agreement supersedes any and all previous letter agreements between Borrower and Lender.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL: Repayment of the Indebtedness is secured by a Commercial Security Agreement, dated February 18, 1992, and Borrower's agreement not to further encumber or pledge any of its intellectual property evidenced by that certain Negative Pledge Agreement dated August 2, 1994. Hereinafter, the above-described security documents, together with all other documents securing payment of the indebtedness shall be referred to as the "Security Documents".

Hereinafter, the Security Documents, together with all other documents evidencing or securing the indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

     A.   Modification(s) to Note.

          1. The interest rate to be applied to the unpaid principal balance of the Note is hereby decreased, effective as of the date hereof, to a rate equal to Lender's current index.

     B.   Release of Security Interest.

          1. Lender, by its acceptance hereof, agrees to release its security interest in the Security Documents, provided no Event of Default has occurred and is continuing under any of the Existing Loan Documents.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the above-described changes.

5. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligation to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

7. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

8. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Lender in California).

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                  LENDER:

NATURAL MICROSYSTEMS CORPORATION           SILICON VALLEY BANK, a California-
                                           chartered bank, doing business as
                                           Silicon Valley East

By:  /s/ John F. Kennedy                   By:  /s/ Jane A. Brown
- ----------------------------------         -------------------------------------

Name:  John F. Kennedy                     Name:  Jane A. Brown
- ----------------------------------         -------------------------------------

Title:  Chief Financial Officer            Title:  Vice President
- ----------------------------------         -------------------------------------
                                            (Signed at Santa Clara County, CA)


                                           SILICON VALLEY BANK

                                           By:  /s/  Pamela S. Doyle
                                           -------------------------------------

                                           Name:  Pamela S. Doyle
                                           -------------------------------------

                                           Title:  SVP
                                           -------------------------------------

                          LOAN MODIFICATION AGREEMENT

     This loan Modification Agreement is enter into as of June 4, 1996, by and between Natural Microsystems Corporation ("Borrower") whose address is 8 Erie Drive, Natick, MA 01760, and Silicon Valley Bank, a California-chartered bank ("Lender"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02151, doing business under the name "Silcon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated February 18, 1992, in the original principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) (the "Note"). The Note has been modified pursuant to Change in Terms Agreements dated November 23, 1992 and April 5, 1993, and those certain Loan Modification Agreements dated August 4, 1993, April 5, 1994, May 31, 1994, April 3, 1995, June 2, 1995 pursuant to which, among other things, the principal amount of the Note was increased to Two Million Five Hundred Thousand and 00/1000 Dollars ($2,500,000.00) and May 17, 1996. The Note, together with other promissory notes from Borrower to Lender, is governed by the terms of a Letter Agreement dated May 16, 1995, as amended from time to time, between Borrower and Lender (the "Letter Agreement"). Defined terms used but not others defined herein shall have the same meanings as in the Letter Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness".

Hereinafter, the above-described security documents, together with all other documents securing payment of the indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

2.   DESCRIPTION OF CHANGE IN TERMS

     A.   Modification(s) to Note.

          1. Payable in one payment of all outstanding principal plus all accrued unpaid interest on June 3, 1997 (the "Maturity Date"). In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as each payment date beginning July 3, 1998, and all subsequent interest payments are due on the same date of each month thereafter.

     B.   Modification(s) to Letter Agreement

          1. Lender shall not perform annual accounts receivable audits, provided no Event of Default has occurred and is continuing under any of the Existingf Loan Documents.

          2. The Paragraph entitled "Tangible Capital Base" is hereby amended in its entirety to read as follows:

          TANGIBLE CAPTIAL BASE. (Tested Quarterly) Maintain a minimum Tangible Capital Base of $45,000,000.00. Tangible Capital Base is defined as stockholders equity plus subordinated debt (which is formally subordinated to Lender) less intangibles (including but not limited to goodwill, capitalized software and excess purchase costs).

3. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the above-described changes.

4. PAYMENT OF LOAN FEE. Borrower shall pay to Lender a fee in the amount of Seven Thousand Five Hundred and 00/100 Dollars ($7,500.00) (the "Loan Fee").

5. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrow's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing
Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

7. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

8. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender (provided, however, in no event shall the Loan Modification Agreement become effective until signed by an officer of the Lender in California).

9. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon the receipt of the Loan Fee.

     This Loan Mofication Agreement is executed as of the date first written above.



BORROWER:                               LENDER:

NATURAL MICROSYSTEMS CORPORATION        SILICON VALLEY BANK, a California-
                                        chartered bank, doing business as
                                        Silicon Valley East.


By:    /s/ John F. Kennedy              By:    /s/ <Illegible>
       -----------------------------           -----------------------------
Name:  John F. Kennedy                  Name: <Illegible>
Title: CFO                              Title: VP

                                        SILICON VALLEY BANK

                                        By:    /s/  Pamela S. Doyle
                                               -----------------------------
                                        Name:  Pamela S. Doyle
                                        Title: SVP
                                           (signed at Santa Clara County, CA)